EXHIBIT 10.12
                                                                   -------------

                                  LEASE BETWEEN
                   THE MIDDLESEX TECHNOLOGY CENTER ASSOCIATES
                                       AND
                           NATIONAL DATACOMPUTER, INC.
                                       FOR
                         THE MIDDLESEX TECHNOLOGY CENTER
                            BUILDING #5, FIRST FLOOR

                                    I N D E X
                                    ---------
REFERENCE DATA:                                                        Page No.
- --------------                                                         -------
        PARAGRAPH  1.1          SUBJECTS REFERRED TO                      1
        PARAGRAPH  1.2          EXHIBITS                                  2

ARTICLE II - PREMISES AND TERM:                                           3
- ------------------------------
        PARAGRAPH  2.1          PREMISES                                  3
        PARAGRAPH  2.2          TERM                                      3

ARTICLE III - CONSTRUCTION:                                               3
- --------------------------
        PARAGRAPH  3.1          CONSTRUCTION                              3
        PARAGRAPH  3.2          PREPARATION OF PREMISES FOR OCCUPANCY     3
        PARAGRAPH  3.3          GENERAL PROVISIONS APPLICABLE TO
                                CONSTRUCTION                              4
        PARAGRAPH  3.4          REPRESENTATIVES                           4

ARTICLE IV - RENT:                                                        5
- -----------------
        PARAGRAPH  4.1          RENT                                      5
        PARAGRAPH  4.2          PAYMENTS (UTILITIES AND TAXES)            5
        PARAGRAPH  4.3          COMMON AREA MAINTAINANCE AND INSURANCE    5
        PARAGRAPH  4.4          TAX EXPENSE                               6
        PARAGRAPH  4.5          TAX ABATEMENT                             6
        PARAGRAPH  4.6          PAYMENTS                                  7

ARTICLE V - LANDLORD'S COVENANTS:                                         7
- --------------------------------
        PARAGRAPH  5.1          LANDLORD'S COVENANTS DURING THE TERM      7
        PARAGRAPH  5.2          INTERRUPTIONS                             7

ARTICLE VI - TENANT'S COVENANTS:                                          8
- -------------------------------
        PARAGRAPH  6.1          TENANTS COVENANTS DURING THE TERM         8

ARTICLE VII - CASUALTY AND TAKING:                                        12
- ---------------------------------
        PARAGRAPH  7.1          CASUALTY AND TAKING                       12
        PARAGRAPH  7.2          RESERVATION OF AWARD                      12

ARTICLE VIII - RIGHTS OF MORTGAGEE:                                       12
- ----------------------------------
        PARAGRAPH  8.1          PRIORITY OF LEASE                         12
        PARAGRAPH  8.2          LIMITATION ON MORTGAGEE'S LIABILITY       13
        PARAGRAPH  8.3          MORTGAGEE'S ELECTION                      13
        PARAGRAPH  8.4          NO PREPAYMENT OR MODIFICATION, ETC.       13
        PARAGRAPH  8.5          NO RELEASE OR TERMINATION                 13
        PARAGRAPH  8.6          CONTINUING OFFER                          14
        PARAGRAPH  8.7          MORTGAGEE'S APPROVAL                      14

                                    I N D E X
                                                                       Page No.
                                                                       -------
ARTICLE IX - DEFAULT:                                                     14
- --------------------
        PARAGRAPH  9.1          EVENTS OF DEFAULT                         14
        PARAGRAPH  9.2          TENANTS OBLIGATION AFTER TERMINATION      15

ARTICLE X - MISCELLANEOUS:                                                15
- -------------------------
        PARAGRAPH  10.1         TITLES                                    15
        PARAGRAPH  10.2         NOTICE OF LEASE                           16
        PARAGRAPH  10.3         NOTICES FROM ONE PARTY TO THE OTHER       16
        PARAGRAPH  10.4         BIND AND INURE                            16
        PARAGRAPH  10.5         NO SURRENDER                              16
        PARAGRAPH  10.6         NO WAIVER, ETC.                           16
        PARAGRAPH  10.7         NO ACCORD AND SATISFACTION                16
        PARAGRAPH  10.8         CUMULATIVE REMEDIES                       16
        PARAGRAPH  10.9         PARTIAL INVALIDITY                        17
        PARAGRAPH  10.10        LANDLORD'S RIGHT TO CURE                  17
        PARAGRAPH  10.11        ESTOPPEL CERTIFICATE                      17
        PARAGRAPH  10.12        WAIVER OS SUBROGATION                     17
        PARAGRAPH  10.13        BROKERAGE                                 17
        PARAGRAPH  10.14        LOADING DOCK                              18

ARTICLE XI - SECURITY DEPOSIT:                                            18
- -----------------------------

EXHIBIT "D" - RULES AND REGULATIONS:                                      19
- -----------------------------------

EXHIBIT "F" - ESTOPPEL CERTIFICATE:                                       19
- ----------------------------------

EXHIBIT "H" - OPTIONS TO EXTEND:                                          21
- -------------------------------

                    DATE OF LEASE EXECUTION: OCTOBER 1, 1988
                    ----------------------------------------

1.1     SUBJECTS REFERRED TO:
        Each reference in this Lease to any of the following terms shall incorporate the data stated for that subject in this Section 1.1.

LANDLORD:   THE MIDDLESEX TECHNOLOGY CENTER ASSOCIATES
            --------------------------------------------------------------------
MANAGING AGENT:   THE GUTIERREZ COMPANY
                  --------------------------------------------------------------
LANDLORD'S & MANAGING AGENT'S ADDRESS: Burlington Office Park
                                       -----------------------------------------
                                       One Wall Street
                                       -----------------------------------------
                                       Burlington, Massachusetts  01803
                                       -----------------------------------------

LANDLORD'S REPRESENTATIVE:   John A. Cataldo
                             ---------------------------------------------------
TENANT:   NATIONAL DATACOMPUTER. INC.
         -----------------------------------------------------------------------
TENANT'S ADDRESS (FOR NOTICE AND BILLING):   900 Middlesex Turnpike
                                             -----------------------------------
                                             Building #5
                                             -----------------------------------
                                             Billerica, MA 01821
                                             -----------------------------------

TENANT' S REPRESENTATIVE:   Norman MacKinnon
                            ----------------------------------------------------
BUILDING:   The Middlesex Technology Center, Building #5 (First Floor)
            --------------------------------------------------------------------
RENTABLE FLOOR AREA OF TENANT'S SPACE:   23,453 SQUARE FEET
                                        ----------------------------------------
TOTAL RENTABLE FLOOR AREA OF THE BUILDING:   23,453 (1st Floor) SQUARE FEET
                                             -----------------------------------
TENANT'S DESIGN COMPLETION DATE:   N/A
                                   ---------------------------------------------
SCHEDULED TERM COMMENCEMENT DATE:   October  1,  1988
                                    --------------------------------------------
OUTSIDE DELIVERY DATE:   January  1,  1989
                        --------------------------------------------------------
TERM EXPIRATION DATE:   September  30,  1990      APPROXIMATE TERM:   2 Years
                        ----------------------                     -------------
ANNUAL BASE RENT:   $8.00 / R.S.F.
                   -------------------------------------------------------------
ANNUAL ESTIMATED COMMON AREA MAINTENANCE & INSURANCE COSTS:   $0.90 / R.S.F.
                                                              ----------------
                                                              (See Section 4.3)

ANNUAL ESTIMATED REAL ESTATE TAXES:   $1.90 / R.S.F.      (See Section 4.4)
                                     --------------------
THE ANNUAL RENT IS COMPUTED AS FOLLOWS:
ANNUAL RENT:   $8.00 / R.S.F.    +     $0.90 / R.S.F.     +     $1.90 / R.S.F. =
               -----------------------------------------------------------------
               ANNUAL BASE RENT       ANNUAL ESTIMATED          ANNUAL ESTIMATED
                                        COMMON AREA            REAL ESTATE TAXES
                                   MAINTENANCE & INSURANCE

               =   $10.80 / R.S.F.
               x   23,453 / R.S.F.  =   $253,292.40     ANNUAL RENT
                   ---------------      -------------
                                    =   $21,107.70      MONTHLY RENT
                                        -------------

SECURITY DEPOSIT:   $21,000.00      GUARANTOR:   NONE
                    ------------                 -----------------------------
TENANT IMPROVEMENT RIEMBURSEMENT TO LANDLORD:   N/A
                                                ------------------------------

PERMITTED USES:   Research & Development, Light Manufacturing and Ancillary
                  Office uses.
                  --------------------------------------------------------------

PUBLIC LIABILITY INSURANCE:   BODILY INJURY:     $1,000,000.00
                              PROPERTY DAMAGE:   $1,000,000.00

SPECIAL
PROVISIONS:   Tenant may exercise a one-time request between October 1 and
              October 15, 1988 to have the Landlord take back up to 7.000 square feet of marketable space. The Rent, as set forth in Article IV.
              shall be adjusted proportionately to the amount of square feet
              Tenant opts to release.

1.2     EXHIBITS
        The exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as part of this Lease:

EXHIBIT A  - Plan showing Tenant's Space
EXHIBIT B  - Specifications of Landlord's Construction
EXHIBIT C  - Specifications of Leasehold Improvements and Tenant Layout (if
             applicable)
EXHIBIT D  - Rules and Regulations
EXHIBIT E  - Guarantee (if applicable)
EXHIBIT F  - Estoppel Certificate
EXHIBIT H  - Option to Extend

                                   ARTICLE II
                                   ----------
                                PREMISES AND TERM
                                -----------------
2.1     PREMISES

        Subject to and with the benefit of the provisions of this Lease and any ground lease or land disposition agreement relating to the parcel on which the Building is located (the "Lot"), Landlord hereby leases to Tenant and Tenant leases from Landlord, Tenant's Space in the Building, excluding exterior faces of exterior walls, the common facilities area and building service fixtures and equipment serving exclusively or in common other parts of the Building. Tenant's Space, with such exclusions, is hereinafter referred to as "the Premises."

        Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which it is given notice: (a) the common facilities included in the Building or on the Lot, including the parking facility, to be used in common with other tenants of Landlord. Tenant's occupancy of the Premises shall include the use of Tenant's proportionate share, on a square foot basis, of the one hundred fifty
(150) parking spaces allocated to the Building; and (b) the building service fixtures and equipment serving the Premises.

        Landlord reserves the right from time to time, without unreasonable interference with Tenant's use (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building, and (b) to alter or relocate any other common facility provided that substitutions are substantially equivalent or better.

2.2     TERM

        To have and to hold for a period (the "Term") commencing on October 1, 1988, and continuing until the Expiration Date, unless sooner terminated as provided in Section 3.2 or 7.1 or in Article IX.

                                   ARTICLE III
                                   -----------
                                  CONSTRUCTION
                                  ------------
3.1     CONSTRUCTION

        Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal use on lease termination or increasing the cost of construction, insurance, or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Landlord will also disapprove any alterations or additions requested by Tenant which will delay completion of the Premises or the Building. All changes and additions shall be part of the Building, except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on termination of this Lease, or shall be removed or left at Tenant's election.

3.2     PREPARATION OF PREMISES FOR OCCUPANCY

        If Landlord is obligated to perform construction work pursuant to Exhibit B and/or Exhibit C, Landlord agrees to use reasonable efforts to have the Premises ready for occupancy on or before the Scheduled Term Commencement Date, which shall, however, be extended for a period equal to that of any delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes beyond Landlord's reasonable control. The Premises shall be deemed ready for occupancy on the earlier of: (a) the date on which the Tenant occupies all or any part of the Premises; or (b) the date on which Landlord's construction as specified in Exhibit B, and the Leasehold Improvements, as specified in Exhibit C and in the Complete Plans, are substantially complete and ready for occupancy as certified by Landlord's architect with the exception of minor items which can be fully completed without material interference with Tenant and other items which because of the season or weather or the nature of the item are not practicable to do at the time, provided that none of said items is necessary to make the Premises tenantable for the Permitted Uses; provided, however, that if Landlord is unable to complete construction due to delay in Tenant's compliance with the provisions of Section 3.1 of this Lease, then the Premises shall be deemed ready for occupancy no later than the Scheduled Term Commencement Date.

        Landlord shall permit Tenant access for installing equipment and furnishings in the Premises prior to the Term when it can be done without material interference with remaining work.

        In the event of Tenant's failure to comply with the provision of Section
3.1 of this Lease to submit information or to deliver construction drawings and specifications which meet Landlord's approval, Landlord may, at Landlord's option, exercisable by notice to Tenant, terminate this Lease on the date specified in said notice to Tenant, and upon such termination Landlord shall have all the rights provided in event of Tenant's default in Article IX of this Lease. Notwithstanding the foregoing provisions, if the Premises are not deemed ready for occupancy on or before the Outside Delivery Date for whatever reason, other than Tenant's default, Tenant may elect to cancel this Lease at any time thereafter while the Premises are not deemed ready for occupancy by giving notice to Landlord of such cancellation which shall be effective when given, it being understood that said election shall be Tenant's sole remedy at law or in equity for Landlord's failure to have the Premises ready for occupancy.

3.3     GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION

        All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and shall promptly give written notice of observed defects. Landlord's obligations under Section 3.1 shall be deemed to have been performed when Tenant commences to occupy any portion of the Premises for the Permitted Uses except for items which are incomplete or do not conform with the requirements of Section 3.1 and as to which tenant shall, in either case, have given written notice to Landlord prior to such commencement. If Tenant shall not have commenced to occupy the Premises for the Permitted Uses within 30 days after they are deemed ready for occupancy as provided in Section 3.2, a certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that Landlord has performed all such obligations except for items stated in such certificate to be incomplete or not in conformity with such requirements.

3.4     REPRESENTATIVES

        Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV
                                   ----------
                                      RENT
                                      ----
4.1     RENT

        Tenant agrees to pay rent to Landlord, without any offset or reduction whatever (except as made in accordance with the express provisions of this Lease), Annual Rent equal to 1/12th of the Annual Rent in equal installments in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the rate payable for such portion in advance.

4.2     PAYMENTS (UTILITIES AND. TAXES)

        Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises, whether called charge, assessment, fee or otherwise, including, without limitation, water and sewer use charges, if any. All such charges to be paid as the same from time to time become due; provided that Tenant may contest the application or amount thereof at Tenant's sole expense in good faith by appropriate proceedings as long as Landlord's interest in the Premises is not thereby jeopardized.

        Tenant shall also pay when due all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, subject to the same right to contest as aforesaid.

4.3     COMMON AREA MAINTENANCE AND INSURANCE

        Tenant shall pay to Landlord as additional rent an additional payment on the first day of each month occurring during the Term hereof one--twelfth (1/12) of the amount of Annual Estimated Common Area Maintenance and Insurance Costs, which amount is set forth in Section 1.1. The Landlord shall maintain the Lot and the Common Areas in first class condition. The common area maintenance costs included within Tenant's CAM and Insurance Fund with respect to the Lot and the Common Areas shall include, without limitation, snow removal and sanding of drives and parking lots, maintenance of roadways, maintenance and repair of sewer, utility, drainage and detention facilities, maintenance and repair of fire main and fire hydrant facilities, walks and parking, and Tenant's loading areas, striping, entrance signs, park lighting, traffic signals and traffic control personnel required for the park, changing of street lamp, post lights and keeping the same in proper working condition, fertilization, mowing and watering of lawns and landscaping, care of shrubbery and general grounds upkeep, and insurance costs of the Lot, provided that major capital expenditures shall be amortized over their useful life for purposes of determining Tenant's payment obligations hereunder. There shall also be included in the Tenant's CAM and Insurance Fund the cost to the Landlord of real estate taxes on the Common Areas, which if not determined to be a separate taxable lot shall be allocated by Landlord on a reasonable basis.

        Unless insured by Tenant as provided herein, the insurance costs included within Tenant's CAM and Insurance Fund shall also include the insurance expenses for the Building and the Lot and all improvements thereon. Tenant recognizes that Landlord shall retain the services of such companies as are necessary to maintain the common areas of the Building and the Lot in accordance with the preceding outline. Tenant shall receive from Landlord within four months of the end of each calendar year an annual accounting, in writing, of actual charges and shall have access to Landlord's records at reasonable times with prior written notice `to verify these charges; if the funds were not fully spent, Landlord' shall then promptly provide for an annual rebate to Tenant of all unspent funds, and if Estimated CAM and Insurance Costs were insufficient to pay such charges, the Tenant shall pay its proportional share of any deficiency to the

Landlord within fifteen (15) days of billing by Landlord after the end of each calendar year of the Term. Landlord reserves the right to adjust the Estimated CAM and Insurance Costs annually effective on the first day of each calendar year during the Term hereof upon thirty (30) days' prior written notice to Tenant and upon prior receipt by Tenant of documentation evidencing the reasons for such change. Any such change shall be effective retroactively to the first day of the calendar year during which the adjustment is made.

4.4     TAX EXPENSE

        Tenant shall pay directly to the Landlord as additional rent real estate taxes assessed during the Term hereof (on a pro rata basis at the beginning or end of the Term) attributable to the Tenant's Lot and the Building and any assessment, levy, penalty, imposition or tax (including any tax which may replace or be assessed in lieu of any of the foregoing), and any interest due thereon, imposed by any authority and agency having the direct power to tax against the Tenant's Lot and the Building (the "Tax Expense"). All such payments shall be made no later than ten (10) days prior to the due date. Landlord shall furnish to Tenant copies of such bills and receipts evidencing payment for Tenant's records.

        Tenant shall also pay all personal property taxes for Tenant's personal property on the Premises or used in connection therewith. To the extent permitted by law, Tenant shall pay, when due, taxes levied or assessed against landlord by reason of this Lease on the rental or any other payment required to be made hereunder whether said taxes are assessed solely on the rental payment hereunder or jointly with other rentals collected pursuant to any law or ordinance now existing or hereafter enacted (other than taxes levied on the net income of Landlord derived here from as part of a state or federal income tax law applicable to Landlord's income generally). Tenant shall have the right to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such personal property taxes payable by it hereunder, including the right on behalf of, and in the name of the Landlord, to seek abatements thereto. The Landlord shall reasonably cooperate with Tenant, at Tenant's sole expense, in any such contest or abatement proceedings. In the event that Tenant determines not to contest such taxes and Landlord desires to file such contest, Landlord shall give written notice of that fact to Tenant and shall thereafter have the sole right to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such other taxes payable by Tenant hereunder, including the right to seek abatements thereto. In such event, the Tenant shall reasonably cooperate with Landlord, at Landlord's sole expense, in any such contest or abatement proceedings. Any tax abatement or rebate received shall be allocated as set forth in Section 4.5.

4.5     TAX ABATEMENT

        If Landlord shall receive on behalf of the Lot or Premises a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Landlord in obtaining such rebate or abatement, all of such net rebate or abatement relating to the Lot or Premises or to personal property taxes assessed against the Tenant's personal property shall be returned to Tenant to the extent that such rebate or abatement relates to the period of occupancy and a payment made by the Tenant. If Tenant shall receive on behalf of the Lot or Premises a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Tenant in obtaining such rebate or abatement, all of such net rebate or abatement related to the Lot or Premises or to personal property taxes assessed against the Tenant's property shall be retained by Tenant, as its sole property, to the extent such rebate or abatement relates to the period of occupancy and a payment made by Tenant. The remaining portion of such net rebate or abatement, if any, shall promptly be returned to Landlord. Any net rebate or abatement under this Section 4.5 shall be pro rated due to any changes in the acreage of Tenant's Lot or the Lot within such tax period.

4.6     PAYMENTS

        All payments of Annual Rent and additional rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate. If any installment of Annual Rent or additional rent or on account of leasehold improvements is paid more than 5 days after the due date thereof at Landlord's election, it shall bear interest at a rate equal to the average prime commercial rate from time to time established by the three largest national banks in Boston, Massachusetts plus 4% per annum from such due date, which interest shall be immediately due and payable as further additional rent.

                                    ARTICLE V
                                    ---------
                              LANDLORD'S COVENANTS
                              --------------------

5.1     LANDLORD'S COVENANTS DURING THE TERM

        Landlord agrees to cure any defects due to improper installation or working order of utilities or to faulty workmanship, materials or equipment in the improvements constructed or to be constructed on the Premises by Landlord, provided Tenant shall have given written notice of such defects to Landlord prior to the first anniversary of the date of substantial completion as evidenced by the AIA Certificate of Substantial Completion. Additionally, Landlord shall use its best efforts to obtain assignable warranties of longer than one year duration from other contractors and subcontractors with regard to the Premises. In addition, Landlord shall be responsible for the structural defects of the Premises during the Term, reasonable wear and tear and damage and destruction due to casualty or eminent domain or resulting from Tenant's negligence or misuse excepted. Landlord shall perform necessary repairs to maintain the structural integrity of the Building (except that such repairs shall not be required when caused by settling or sagging of the above items within standard engineering tolerance provided that the settling and sagging does not affect the surface or structural integrity of the Building or render the Building unsafe or unfit for normal use, or for damage or deterioration resulting from overloading, as prohibited in Section 6.1.11, or from ordinary wear and tear, or from misuse or negligence of Tenant. Landlord shall also be responsible for such repairs as are required by Article VII hereof.

        In the event that Tenant gives notice to Landlord of a condition which Tenant believes requires Landlord's repairs or a condition which, if left uncorrected, will necessitate Landlord's repair, then, in accordance with the terms of this Section 5.1, Landlord shall respond promptly to investigate such condition, and, if such repairs are Landlord's obligation hereunder, Landlord shall commence promptly to repair same and to diligently complete said repairs. Tenant agrees during the Term to provide Landlord notice as soon as reasonably possible of any condition known to Tenant which might require, or if left uncorrected will necessitate, Landlord's repair pursuant to this Section 5.1. Notwithstanding the foregoing, Tenant's failure to provide the notice herein above described shall not constitute a default hereunder or affect Landlord's responsibility to repair structural defects in accordance with the terms hereof. Tenant shall have the right to require, at reasonable times and with reasonable notice, a representative of Landlord to inspect the Building for repairs which may be the responsibility of Landlord.

5.2     INTERRUPTIONS

        Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or improvements or the Lot. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

        Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

                                   ARTICLE VI
                                   ----------
                               TENANT'S COVENANTS
                               ------------------

6.1     TENANT'S COVENANTS DURING THE TERM

        Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

        6.1.1 TENANT'S PAYMENTS - To pay when due (a) all Annual Rent and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless of whomever assessed, and Cc) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord without charge;

        6.1.2

                  MAINTENANCE AND REPAIR - Except as provided in Section 5.1, and except for common area maintenance as set forth in Section 4.3, and except as provided in Article VII, Tenant shall keep the Premises and all fixtures and equipment thereon and therein in good repair, operating condition and working order, reasonable wear and tear and damage or destruction by casualty or eminent domain excepted, and shall make all structural repairs necessitated by Tenant's misuse or negligence, and shall make and perform or cause to be made or performed all exterior and interior maintenance, repairs, and replacements necessary to the foregoing including, without limitation, by their inclusion, interior repainting, replacement of glass damaged or broken and of floor and wall coverings worn or damaged, and shall keep all plumbing, lighting, elevator, heating, ventilating, air conditioning and other utility and mechanical systems in the Premises properly maintained and operated in good operating condition, reasonable wear and tear and damage or destruction by casualty or eminent domain excepted. Tenant will maintain the plumbing, lighting, elevator, heating, ventilating, air conditioning and other utility and mechanical systems in accordance with the manufacturers warranty and product standards with fully licensed contractors qualified to perform the service and maintain it in a proper manner. Landlord and its agents reserve the right to inspect the systems to insure proper maintenance at all reasonable times and upon reasonable notice to Tenant. To the extent that Landlord is provided with any assignable warranties with respect to utility or mechanical systems in the Premises, Landlord agrees to assign same to Tenant. Tenant further covenants to (i) at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein in such order, repair and condition, reasonable wear and tear and damage or destruction by casualty or eminent domain excepted, first removing all goods and effects of Tenant which Tenant is required to remove or which Tenant is permitted to remove and desires to remove, and (ii) to repair all damage caused by such removal leaving the Premises clean and neat. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord, in such manner as Landlord shall determine, and Tenant shall pay Landlord the entire cost and expense incurred by it by effecting such removal and disposition and in making any incidental repairs and replacements to the Premises for use and occupancy during the period after the expiration of the Term; it being agreed that the acceptance of reasonable use and war shall not apply so as to permit Tenant to keep the Premises in anything less than suitable, tenant - like and usable condition, considering the nature of the Premises and the use reasonably made thereof, or in less than good and tenant - like repair;

        6.1.3 OCCUPANCY AND USE - Continuously from the Commencement Date, to use and occupy the Premises only for the Permitted Uses; and not to injure or deface the Premises, Building or Lot; and not to permit in the Premises any auction sale, nuisance, or the emission from the Premises of any objectionable noise or odor; nor any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building.

        6.1.4 RULES AND REGULATIONS - To comply with the Rules and Regulations set forth in Exhibit D and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

        6.1.5 SAFETY APPLIANCES - To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

        6.1.6 ASSIGNMENT AND SUBLETTING - Not without prior written consent of Landlord to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law, it being understood that (i) in no event shall Landlord consent to any such assignment, sublease or occupancy (x) if the same is on terms more favorable to the successor occupant than to the then occupant, or (y) if the proposed use of the Premises by the successor occupant is in the sole judgment of Landlord not compatible with a first class office and research & development complex, and (ii) if Tenant is a corporation, its merger with another corporation, trust, partnership, or entity without Landlords prior written approval shall be deemed an event of default hereunder; as additional rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as waiver in any subsequent instance. If Tenant requests Landlord's consent to assign this Lease or sublet more than 25% of the Premises, Landlord shall have the option, exercisable by written notice to Tenant given within 10 days after receipt of such request, to terminate this Lease as to the space for which such assignment or subletting consent was sought as of a date specified in such notice which shall be not less than 30, or more than 60 days after the date of such notice; and any rental received by Tenant from a sub-tenant must be remitted to Landlord.

        6.1.7 INDEMNITY - To defend, with counsel reasonably acceptable to Landlord, save harmless, and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation, reasonable counsel fees): (i) arising from the omission, fault, willful act, negligence or other misconduct of Tenant or from any use made or thing done or occurring on the Premises not due to the omission, fault, willful act, negligence or other misconduct of Landlord, or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease;

        6.1.8 TENANT'S LIABILITY INSURANCE - To maintain public liability insurance in the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1 and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes and to furnish Landlord with the certificates thereof naming Landlord as named insured provided further that such insurance shall provide that it may not be canceled or terminated without thirty (30) days prior written notice to Landlord;

        6.1.9 TENANT'S WORKMEN'S COMPENSATION INSURANCE - To keep all Tenant's employees working in the Premises covered by workmen's compensation insurance in statutory amounts and to furnish Landlord with certificates thereof provided further that such insurance shall provide that it may not be canceled or terminated without thirty (30) days prior written notice.

        6.1.10 LANDLORD'S RIGHT OF ENTRY - To permit Landlord and Landlord's agents entry to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the 12 months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times;

        6.1.11 LOADING - Not to place a load upon the Premises exceeding an average rate of 100 pounds of live load per square foot of floor area; and not to move any safe, vault, or other heavy equipment in, about or out of the Premises except in such a manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration or noise eliminators sufficient to eliminate such vibration or noise;

        6.1.12 LANDLORD'S COSTS - In case Landlord shall, without any fault on its part, be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as additional rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and, as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease;

        6.1.13 TENANT'S PROPERTY - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water, or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord;

        6.1.14 LABOR AND MATERIALMEN'S LIENS - To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and immediately to discharge any such liens which may so attach;

        6.1.15 CHANGES OR ADDITIONS - Not to make any changes or additions to the Premises without Landlord's prior written consent; and

        6.1.16 HOLDOVER - To pay to Landlord twice the total of the Annual and any additional rent then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof; the provisions of this subsection shall not operate as a waiver by Landlord of any right of re-entry provided in this Lease; at the option of the Landlord exercised by a written notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year at twice the Annual Rent and any additional rent.

        6.1.17 OPERATIONS BY TENANT - In regard to the use and occupancy of the Premises, Tenant will at its expense: (a) keep the inside and the outside of all glass in the doors and windows of the Premises clean; Landlord, at its option, may require all outside glass, including Tenant signage, be cleaned at the same time through Landlord's contractor as to establish uniformity of all cleanliness, all costs to be borne by Tenant; (b) keep all exterior surfaces of the Premises clean; and (c) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests.

                  In regard to the use and occupancy of the Premises, Tenant will not: (d) cause or permit objectionable odors to emanate or to be dispelled from the Premises; or (e) commit, or suffer to be committed, any waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Park, or use or permit the use of any portion of the Premises for any unlawful purpose or for activity of a type which is determined by the Landlord to be not appropriate for first class research and development or industrial buildings conducted in accordance with good and generally accepted standards of operations;

        6.1.18 SIGNS AND ADVERTISING - Tenant will not place or suffer to be placed or maintained on the exterior or roof of the Premises any sign, advertising matter or any other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the Premises unless and to the extent permitted in that portion of Exhibit H headed "Sign Criteria." Tenant will, at its sole cost and expense, maintain such sign, decoration, lettering, advertising matter, or other thing as may be permitted hereunder in good condition and repair at all times.

                                   ARTICLE VII
                                   -----------
                               CASUALTY AND TAKING
                               -------------------
7.1     CASUALTY AND TAKING

        In case during the Term all or any substantial part of the Premises, the Building, or Lot or any one or more of them, are damaged materially by fire, or any other cause or by action of public or other authority in consequence thereof or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made, notwithstanding that Landlord's entire interest may have been divested, by notice given to Tenant within thirty (30) days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall not be less than 30 nor more than 60, days after the date of notice of such termination. Tenant may, at its election, terminate the Lease, if the Premises are rendered unfit for use and occupation for a period exceeding ninety (90) days, by written notice to the Landlord, such termination to be effective no sooner than thirty (30) days from the date of such notice, except as otherwise provided herein. If in any such case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, Landlord shall use due diligence to put the Premises, or, in case of taking, what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required or permitted to remove) into proper condition for use and occupation to the extent permitted by the net award of insurance or damages, and a just proportion of the Annual Rent and additional rent according to the nature and extent of the injury shall be abated until the Premises or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Rent and additional rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Annual Estimated Common Area Maintenance and Real Estate Taxes.

7.2     RESERVATION OF AWARD

        Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, hereby irrevocably designating and appointing Landlord as its attorney--in--fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant or anybody claiming under Tenant, at its own expense, or
(ii) relocation expenses recoverable by Tenant from such authority in a separate action.

                                  ARTICLE VIII
                                  ------------
                              RIGHTS OF MORTGAGEES
                              --------------------
8.1     PRIORITY OF LEASE

        Landlord shall have the option to subordinate this Lease to any mortgagee or deed of trust of the Lot or Building, or both (the "Mortgaged Premises"), provided that the holder thereof enters into an agreement with Tenant by the terms of which the holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the Mortgaged Premises at any foreclosure sale. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions, and conditions as the holder deems usual or customary. Unless Landlord exercises such option, this Lease shall be superior to and shall not be subordinated to any mortgage or other voluntary lien or other encumbrance on the Mortgaged Premises.

8.2     LIMITATION ON MORTGAGEE'S LIABILITY

        Upon entry and taking possession of the Mortgaged Premises for any purpose other than foreclosure, the holder of a mortgage shall have all rights of Landlord, and during the period of such possession, the duty to perform all Landlord's obligations hereunder. Except during such period of possession, no such holder shall be liable, either as mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Mortgaged Premises for the purpose of foreclosing a mortgage. Upon entry for the purpose of foreclosing a mortgage, such holder shall be liable to perform all of the obligations of Landlord, subject to the provisions of Section 8.3 provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under the provision of
Section 10.5 to the owner of the equity of the Mortgaged Premises.

8.3     MORTGAGEE'S ELECTION Intentionally Deleted.

8.4     NO PREPAYMENT OR MODIFICATION, ETC.

        No Annual Rent, additional rent, or any other charge shall be paid more than ten (10) days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee, and Tenant shall be liable for the amount of such payments to such mortgagee. No assignment of this Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5     NO RELEASE OR TERMINATION

        No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (4) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights, and
(ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Mortgaged Premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

8.6     CONTINUING OFFER

        The covenants and agreements contained in this Lease with respect to the rights, powers, and benefits of a mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name was written hereon as such; as such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7     MORTGAGEE'S APPROVAL

        Landlord's obligation to perform its covenants and agreements hereunder is subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to make a mortgage loan which is in effect on the date hereof. Unless Landlord gives Tenant written notice within sixty (60) business days after the date hereof that such holder or issuer, or both, disapprove this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section 8.7 shall be of no further force or effect.

                                   ARTICLE IX
                                   ----------
                                     DEFAULT
                                     -------
9.1     EVENTS OF DEFAULT

        If any default by Tenant continues after notice, in case of Annual Rent or additional rent for more than ten (10) days, or in any other case for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that iC cannot reasonably be cured in thirty (30) days; or if Tenant or Guarantor makes any assignment for the benefit of creditors, or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against Tenant or any Guarantor and is not dismissed within thirty (30) days; or if a receiver or similar officer becomes entitled to Tenant's leasehold hereunder and it is not returned to Tenant within ninety (90) days, or if such leasehold is taken on execution or other process of law in any action against Tenant then, and in any such cases, Landlord and the agents and servants of Landlord, may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice and with or without process of law enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant at the Premises and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid, this Lease shall terminate, but Tenant shall remain liable as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

9.2     TENANT'S OBLIGATIONS AFTER TERMINATION

        In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to be same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expense of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect the rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

        So long as at least twelve (12) months of the Term remain unexpired at the time of such termination, in lieu of any other damages of indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2, Landlord may, by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in
Section 9.1, or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Annual Rent and additional rent accrued under Article IV in the twelve (12) months ended next prior to such termination plus the amount of Annual Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.2 up to the time of payment of such liquidated damages.

        Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of lay in effect at the time when, and governing the proceedings in which the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

                                    ARTICLE X
                                    ---------
                                  MISCELLANEOUS
                                  -------------
10.1    TITLES

        The titles of the Articles are for convenience and are not to be considered in construing this Lease.

10.2    NOTICE OF LEASE

        Upon request of either party, both parties shall execute and deliver, after the Term begins, a short form of this Lease in a form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

10.3    NOTICE FROM ONE PARTY TO THE OTHER

        No notice, approval, consent requested, or election required or permitted to be given or made pursuant to this Lease shall be effective unless the same is in writing. Communications shall be addressed, if to Landlord at Landlord's Address or at such other address as may have been specified by prior notice to Tenant and, if to Tenant, at Tenant's Address or at such other place as may have been specified by prior notice to Landlord. Any communication so addressed shall be deemed duly served if mailed by registered or certified mail, return receipt requested.

10.4    BIND AND INURE

        The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. Neither the Landlord named herein nor any successive owner of the Premises, whether an individual, trust, a corporation or otherwise, shall have any personal liability beyond their equity interest in the Premises.

10.5    NO SURRENDER

        The delivery of keys to any employees of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

10.6    NO WAIVER, ETC.

        The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease, or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore, or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulation s against any other tenant in the Building be deemed a waiver of any such Rules and Regulations. The receipt by Landlord of Annual Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing, signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.7    NO ACCORD AND SATISFACTION

        No acceptance by Landlord of a lesser sum than the Annual Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.8    CUMULATIVE REMEDIES

        The specific remedies to which Landlord may resort under the terms of this -Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease.. In addition to the other remedies provided in this Lease Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions, or provisions.

10.9    PARTIAL INVALIDITY

        If any term of this Lease, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

10.10   LANDLORD'S RIGHT TO CURE

        If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of 4% per annum in excess of the then prime rate of interest being charged by a majority of the national banks in Boston), and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

10.11   ESTOPPEL CERTIFICATE

        Tenant agrees on the Commencement Date, and from time to time thereafter, upon not less than fifteen (15) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing in the form attached hereto as Exhibit F, certifying that this Lease is unmodified and in full force and effect; that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and additional rent and to perform its other covenants under this Lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, additional rent and other charges have been paid. Any such statements delivered pursuant to this Section 10.11 may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

10.12   WAIVER OF SUBROGATION

        Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon, shall if the other party so requests and it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

10.13   BROKERAGE

        Tenant represents and warrants that it has dealt with no broker in connection with this transaction other than The Real Estate Collaborative and agrees to defend, indemnify and save Landlord harmless from and against any and all claims for a commission arising out of this Lease made by anyone other than The Real Estate Collaborative.

10.14   LOADING DOCK

        Tenant shall have primary use of the first floor loading docks located within the Premises subject, however, to the non-exclusive periodic or occasional use of the loading docks by other Tenants in the Building, all under supervision of and with the reasonable approval of Tenant.

        Tenant agrees to make the elevator available to other tenants in the Building in conjunction with the loading dock, all under the supervision of and with the reasonable approval of Tenant.

                                   ARTICLE XI
                                   ----------
                                SECURITY DEPOSIT
                                ----------------

        Landlord acknowledges receipt from Tenant of the Security Deposit to be held by Landlord, as security, without interest, for and during the Term, which deposit shall be promptly returned to Tenant, at the termination of this Lease, provided there exists no breach of any undertaking of Tenant. If all or any part of the Security Deposit is applied to an obligation of Tenant hereunder, Tenant shall immediately, upon request by Landlord, restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of its interest under this Lease, the Security Deposit may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.



TENANT:                             LANDLORD:

NATIONAL DATACOMPUTER, INC.         THE MIDDLESEX TECHNOLOGY
                                    CENTER ASSOCIATES

                                    BY: THE GUTIERREZ COMPANY, GENERAL PARTNER

By: __________________________      By: _______________________________________
                                        John A. Cataldo
                                        Executive Vice President

                                   EXHIBIT "D"
                                   -----------
                              RULES AND REGULATIONS
                              ---------------------

 1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees, and visitors or be used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of all safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

2. No curtains, blinds, shades, screens, or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without the prior written consent of the Landlord. Interior signs on doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord, at the expense of Tenant, and shall be of a size, color and style acceptable to Landlord.

3. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of .Landlord. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, shops, booths, stands, offices and toilet rooms, either furnished to or otherwise procured by Tenant; and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

4. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

5. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

                                   EXHIBIT "F"
                                   -----------
                              ESTOPPEL CERTIFICATE
                              --------------------

        THIS CERTIFICATE is made to ______________________________ with respect to a Lease between ______________________________ as Landlord and the undersigned, covering a building located in ______________________________ , such lease being dated ______________________________ , as amended by (list all amendments):

        The undersigned has been advised that ______________________________ as Trustee as aforesaid (the "Bank"), is about to enter into a transaction whereby the Bank is making a loan secured by the aforesaid real estate and the Lease to the undersigned, and under which the Bank may acquire an ownership interest in such real estate. In connection with this transaction, the entire interest of the Landlord under the Lease to the undersigned will be assigned to the Bank. The undersigned acknowledges that the Bank is and will be relying upon the truth, accuracy and completeness of this letter in proceeding with the transaction described above.

        The undersigned, for the benefit of the bank, their successors and assigns, hereby certifies, represents, warrants, agrees and acknowledges that:

        1. The Lease is in full force and effect in accordance with its terms without modification or amendment except as noted above and the undersigned is the holder of the Tenant's interest under the Lease.

        2. The undersigned is in possession of all of the Premises described in the Lease under and pursuant to the Lease and is doing business thereon; and the premises are completed as required by the Lease.

        3. The undersigned has no claims or offsets with respect to any of its obligations as Tenant under the Lease, and neither the undersigned nor the Landlord is claimed to be in default under the Lease.

        4. The undersigned has not paid any rental or installments thereof in advance of the due date as set forth in the Lease.

        5. The undersigned has no notice of prior assignment, hypothecation or pledge of rents of the Lease or the Landlord's interest thereunder or of the Tenant's interest thereunder.

        6. The term of the Lease has commenced and is presently scheduled to expire on ______________________________. If there are any rights of extention or renewal under the terms of the Lease, the same have not, as of the date of this letter, been exercised.

        7. Until such time as the Bank shall become the Landlord, if the undersigned should assert a claim that the Landlord has failed to perform an obligation to the undersigned under the terms of the Lease or otherwise, notice thereof shall promptly be furnished to the Bank, and the undersigned agrees that the undersigned will not exercise any rights which the undersigned might otherwise have on account of any such failure until notice thereof has been given to the Bank, and the Bank has had the same opportunity to cure any such failure as the Landlord may have under the terms of the Lease.

        8. Each of the statements set forth in Paragraphs 1 through 7 are true, accurate and complete except as follows (state specifically any exception):

DATED:  ______________________________


ATTEST: ______________________________



By: __________________________________     By: _________________________________

                                  EXHIBIT "H"
                                  -----------

                                OPTIONS TO EXTEND
                                -----------------

        Option to Extend - Provided that Tenant is not in default hereunder at the time of the exercise of such option, Tenant is granted one two year option to extend this Lease. The exercise of the option shall automatically extend the Term of this Lease without the necessity of additional documentation. The option to extend shall be exercised by Tenant notifying Landlord in writing of its election at least one hundred thirty five (135) days prior to the end of the Term. The extension term shall be upon the same terms and conditions as are set forth in this Lease, except that (i) there shall be no abatement of rent at the beginning of any extension term; (ii) there shall be no additional options to extend after the termination of the extension term, and (iii) the annual Fixed Rent for the extension term shall be as set forth below:

        The Fixed Rent for the extension term shall be the then "fair market value rent" for similar research & development and office space in the Bedford/Billerica area ("Market Rent") immediately preceding the month of the extension term. In no event, however, shall (a) the annual Fixed Rent for the extension term be less than the annual Fixed Rent for the initial Term. Landlord shall, within twenty (20) days of Tenant's exercise of the extension option, provide Tenant with notice of the Market Rent, as estimated by Landlord together with the basis therefore in writing, "Landlord's Market Rent Notice Tenant may, within fifteen (15) days of receipt of such notice, object to Landlord's Market Rent as set forth in Landlord's Market Rent Notice. If Tenant does not object to Landlord's Market Rent Notice within such fifteen (15) day period and thus confirms its election to extend the Lease, then this Lease shall be extended to September 30, 1992, as set forth hereafter, and Fixed Rent for the extension term shall be Market Rent as set forth in the Market Rent Notice. If within such 15 day period Tenant objects to the Market Rent Notice, then the "fair market value rent" shall be determined in accordance with the appraisal process set forth below but in any event the Lease shall be extended to September 30, 1992.

        If Tenant does so object and Landlord and Tenant are unable to reach agreement on the rental terms within fifteen (15) days after Landlord received written notice of Tenant's objection, Fixed Rent shall be "fair market value rent" as determined by independent appraisal as follows. Tenant and Landlord shall each appoint (within fifteen (15) days of the date Tenant objects to the Landlord's "Market Rent Notice") one individual appraiser, which two appraisers will then, within twenty (20) days after the designation of the second appraiser, make their determinations of the Market Rent in writing and give notice thereof to each other and to Landlord and Tenant. Such two (2) appraisers shall have twenty (20) days after the receipt of notice of each other's determination to confer with each other and to attempt to reach agreement as to the determination of the Market Rent. If such appraisers shall concur in such determination, they shall give notice thereof to Landlord and Tenant and such concurrence shall be final and binding upon Landlord and Tenant. If such appraisers shall fail to concur as to such determination within said twenty (20) day period, they shall give notice thereof to Landlord and Tenant and shall immediately designate a third appraiser. The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within ten (10) days after the date of his or her designation, make an independent determination of the Market Rent. If none of the determinations of the appraisers varies from the mean of the determinations of the other appraisers by more than ten (10%) percent, the mean of the determinations of the three (3) appraisers shall be the Market Rent for the Premises. If, on the other hand, the determination of any single appraiser varies from the mean of the determinations of the other two (2) appraisers by more the ten (10%) percent, the mean of the determination of the two (2) appraisers whose determinations are closest shall be the Market Rent. The determination of the appraisers, as provided above, shall be conclusive upon the parties and shall have the same force and effect as a judgment made in a court of competent jurisdiction. Each party shall pay fees, costs and expenses of the appraiser selected by it and its own counsel fees and one half (1/2) of all other expenses and fees of any such appraisal.

                            FIRST AMENDMENT TO LEASE
                            ------------------------


This agreement made this 28th day of September,, 1990 between The Middlesex Technology Center Associates (the "Landlord") and National Datacomputer, Inc. (the "Tenant")




                                 WITNESSETH THAT
                                 ---------------


WHEREAS, by instrument dated October 1, 1988, ("Lease") Landlord demised to Tenant certain premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Landlord and Tenant desire to amend Lease;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:


     1.  Section 1.1 of Article I of the Lease is amended by:

         A. Decreasing "Rentable Floor Area of Tenants Space" from "23,453 Square Feet" to "14,947 Square Feet";

         B. Changing "Term Expiration Date" from "September 30, 1990" to "September 30, 1993";

         C. Effective October 1, 1990: Decreasing "Annual Base Rent" from "$8.00 / RSF" to "$7.93 / RSF";

               Effective October 1, 1991: Increasing "Annual Base Rent" from "$7.93 / RSF" to "$9.21 / RSF";

               Effective October 1, 1992: Increasing "Annual Base Rent" from "$9.21 / RSF" to "$10.21 / RSF";

         D. Inserting within "Special Provisions:" "Landlord agrees to amortize the current accounts receivable balance of $64,133.33 over the three (3) year extended lease term. Amortization is included in the amended Annual Base Rent.";

         E. Inserting within "Special Provisions:" "Landlord will provide, at its sole expense, space renovations in accordance with Exhibit "AA", attached hereto."

                            FIRST AMENDMENT TO LEASE
                           NATIONAL DATACOMPUTER, INC.
                                     Page 2



     EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Amendment shall become effective October 1, 1990.





WITNESS, our hands and seals this 28th  day of September, 1990
                                  -----        ----------


TENANT:                                   LANDLORD:

NATIONAL DATACOMPUTER, INC.               THE MIDDLESEX TECHNOLOGY CENTER
                                          ASSOCIATES

                                          BY:  THE GUTIERREZ COMPANY, MANAGING
                                               AGENT



By:  ______________________________       By: ______________________________
         Gerald Eilberg                       Arturo J. Gutierrez, President

Its:     Chief Financial Officer

                            SECOND AMENDMENT TO LEASE
                            -------------------------

This agreement made this 30th day of September, 1993 between The Middlesex Technology Center Associates (the "Landlord") and National Datacomputer, Inc. (the "Tenant")

                                 WITNESSETH THAT
                                 ---------------

WHEREAS, by instrument dated October 1, 1988, (the "Lease") Landlord demised to Tenant certain premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Tenant has previously amended Lease by instrument dated September 28, 1990, "First Amendment to Lease"; and

WHEREAS, Landlord and Tenant desire to further amend Lease; and

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1.     Section 1.1 of Article I of the Lease is amended by:

               A. Changing "Term Expiration Date" from "September 30, 1993" to "September 30, 1996"; and

               B. Effective October 1, 1993: Decreasing "Annual Base Rent" from "$10.21 / RSF" to "$4.50 / RSF";

                    Effective October 1, 1994: Increasing "Annual Base Rent" from "$4.50 / RSF" to "$5.50 / RSF";

                    Effective October 1, 1995: Increasing "Annual Base Rent" from "$5.50 / RSF" to "$6.50 / RSF"; and

               C. Effective October 1, 1993: Tenant's "Total Rent" is abated for the period: 10/1/93 - 12/31/93; and

               D.   Tenant to take Space in "AS-IS" Condition; and

               E. Landlord agrees to amortize "Accounts Receivable" of "$100,000.00" over Thirty Three (33) Months (1/1/94 -
                    9/30/96). Amortization of $3,030.30 per month, is in addition to the Amended Base Rent.

                            SECOND AMENDMENT TO LEASE
                          NATIONAL DATACOMPUTER, INC.
                                     Page 2

        EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Amendment shall become effective October 1, 1993.

WITNESS, our hands and seals this 30th  day of September, 1993
                                  -----        ----------


TENANT:                               LANDLORD:

NATIONAL DATACOMPUTER, INC.           THE MIDDLESEX TECHNOLOGY CENTER
                                      ASSOCIATES

                                      BY: THE GUTIERREZ COMPANY, MANAGING AGENT

By: ______________________________    By: ______________________________
    Gerald Eilberg                        Arturo J. Gutierrez, President

Its:  Chief Financial Officer

                            THIRD AMENDMENT TO LEASE
                            ------------------------


        This agreement made this 29th day of June, 1994 between The Middlesex
               Technology Center Associates (the "Landlord") and National Datacomputer, Inc. (the "Tenant").

                                 WITNESSETH THAT
                                 ---------------

WHEREAS, by instrument dated October 1, 1988, (the "Lease") Landlord demised to Tenant certain premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Landlord and Tenant have previously amended Lease by instruments dated September 28, 1990, "First Amendment To Lease" and September 30, 1993, "Second Amendment To Lease"; and

WHEREAS, Landlord and Tenant desire to further amend Lease;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1.    Section 1.1 of Article I of the Lease is amended by:

               A. Changing the "Rentable Floor Area of Tenant's Space" from "14,947 Square Feet" to "18,968 Square Feet".

         2. Landlord shall contribute up to $6,000.00 towards the cost of Tenant Improvements to the Space; otherwise the Premises is taken in "AS-IS" Condition.

         3.    Replacing Exhibit "A" with Exhibit "AA".

                            THIRD AMENDMENT TO LEASE
                           NATIONAL DATACOMPUTER, INC.
                                     Page 2

        EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Third Amendment shall become effective July 16, 1994.



WITNESS, our hands and seals this 29th day of June, 1994
                                  ----        ----


TENANT:                                LANDLORD:

NATIONAL DATACOMPUTER, INC.            THE MIDDLESEX TECHNOLOGY CENTER
                                       ASSOCIATES

                                       BY: THE GUTIERREZ COMPANY, MANAGING AGENT

By: ______________________________     By:______________________________
    Gerald S. Eilberg                     Arturo J. Gutierrez, President

Its: Chief Financial Officer

                            FOURTH AMENDMENT TO LEASE
                            -------------------------


This Agreement made this 10th day of September, 1996, between The Middlesex Technology Center Trust V (the "Landlord") and National Datacomputer, Inc. (the "Tenant").


                                 WITNESSETH THAT
                                 ---------------


WHEREAS, by instrument dated October 1, 1988, (the "Lease"), Landlord demised to Tenant certain premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Landlord and Tenant have previously amended Lease by instrument dated September 28, 1990, "First Amendment To Lease", and by instrument dated September 30, 1993, "Second Amendment To Lease", and by instrument dated June 29, 1994, "Third Amendment To Lease"; and

WHEREAS, Landlord and Tenant desire to further amend Lease;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:


     1.  Section 1.1 of Article I of the Lease is amended by:

         A. Changing the "TERM EXPIRATION DATE" from "September 30, 1996" to "September 30. 1997"; and

         B. Effective "October 1. 1996" Tenant's "ANNUAL BASE RENT DUE" continues to be "$123,292.00 ($6.5O / RSF)" or "$10,274.33 per
               month"; and

         C. Landlord agrees to amortize Tenant's "Accounts Receivable Balance" of $50,000" over twelve (12) months (10/01/96 - 09/30/97). Amortization of "$4.166.67 per month", is in addition to the Annual Base Rent Due; and

         D.    Tenant to take Space in "AS-IS" Condition.

                            Fourth Amendment to Lease
                           National Datacomputer, Inc.
                                     Page 2



EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Fourth Amendment to Lease shall become effective October 1, 1996.





WITNESS our hands and seals this 10th day of September, 1996
                                 ----        ---------


TENANT:                                           LANDLORD:

NATIONAL DATACOMPUTER, INC.                THE MIDDLESEX TECHNOLOGY TRUST V

                                           By:  The Gutierrez Company Managing
                                                Agent



By: ______________________________         By:______________________________
        Gerald S. Eilberg                     Arturo J. Gutierrez, President

Its: Chief Financial Officer

                            FIFTH AMENDMENT TO LEASE
                            ------------------------

This Agreement made this 10th day of September, 1997, between The Middlesex Technology Center Trust V (the "Landlord") and National Datacomputer, Inc. (the "Tenant").

                                 WITNESSETH THAT
                                 ---------------

WHEREAS, by instrument dated October 1, 1988 (the "Lease"), Landlord demised to Tenant certain premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Landlord and Tenant have previously amended Lease by instrument dated September 28, 1990, "First Amendment to Lease", and by instrument dated September 30, 1993, "Second Amendment to Lease", and by instrument dated June 29, 1994, "Third Amendment to Lease", and by instrument dated September 10, 1996, "Fourth Amendment to Lease"; and

WHEREAS, Landlord and Tenant desire to further amend Lease by extending the Term of the Lease by three (3) years; and

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1.     Section 1.1 of Article I of the Lease is amended by:

               A. Replacing "TERM EXPIRATION DATE: September 30, 1997" with "TERM EXPIRATION DATE: September 30. 2000"; and

               B. Effective October 1. 1997: Tenant's "ANNUAL BASE RENT DUE" continues to be "$123,292.00 ($6.50/RSF)" or "$10,274.33 per month"; and

               C.   Tenant agrees to lease the Premises in "AS-IS" Condition.

        2. Effective August 1, 1997 Section 10.14 of Article X of the Lease is amended by:


               Replacing:   Tenant shall have primary use of the first floor
                            loading docks located within the Premises subject, however, to the non-exclusive periodic or occasional use of the loading docks by other Tenants in the Building, all under the" supervision of and with the reasonable approval of Tenant. Tenant agrees to make the elevator available to other tenants in the Building in conjunction with the loading dock, all under the supervision of and with the reasonable approval of Tenant".

               With: "The first floor loading docks and the elevator shall be common to the tenants of the first and second floors of the Building. All of the tenants of the Building shall have the right to use the loading docks and elevator and shall not store personal belonging in the loading docks".

                            FIFTH AMENDMENT TO LEASE
                           NATIONAL DATACOMPUTER, INC.
                                     Page 2


        EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Fifth Amendment to Lease shall become effective on October 1, 1997.



WITNESS our hands and seals this 10th day September, 1997.

TENANT:                             LANDLORD:

NATIONAL DATACOMPUTER, INC.         THE MIDDLESEX TECHNOLOGY CENTER
                                    TRUST V

                                    BY:  THE GUTIERREZ COMPANY, MANAGING AGENT

By: ___________________________     By: ______________________________
       Gerald S. Eilberg                Arturo J. Gutierrez, President

Its: Chief Financial Officer

                            SIXTH AMENDMENT TO LEASE
                            ------------------------

This Agreement made this 14th day of August, 2000, between The Middlesex Technology Center Trust V (the "Landlord") and National Datacomputer, Inc. (the Tenant").

                                 WITNESSETH THAT
                                 ---------------

WHEREAS, by instrument dated October 1, 1988. (the "Lease"), Landlord demised to Tenant certain Premises located in Billerica, Massachusetts, more particularly described therein; and

WHEREAS, Landlord and Tenant have previously amended the Lease by instrument dated September 28, 1990, "First Amendment To Lease", by instrument dated September 30, 1993, "Second Amendment To Lease", by instrument dated June 29, 1994, "Third Amendment To Lease", by instrument dated September 10, 1996, "Fourth Amendment To Lease", and by instrument dated September 10, 1997, "Fifth Amendment To Lease"; and

WHEREAS, Landlord and Tenant desire to further amend Lease by extending the Term of the Lease by an additional five (5) years; and

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. Effective October 1, 2000, Section 1.1 of Article I of the Lease is amended by:

               A. hanging "TERM EXPIRATION DATE" from "September 30, 2000" to "September 30, 2005"; and

               B.    Changing "FIXED RENT" and "MONTHLY FIXED RENT" TO:

   October 1, 2000 to September 30, 2001: Annual $168,815.20, Monthly $14,067.93
   October 1, 2001 to September 30, 2004: Annual $178,299.20, Monthly $14,858.27
   October 1, 2004 to September 30, 2005: Annual $187,783.20, Monthly $15,648.60

        2. As a condition of this Amendment, Landlord shall contribute up to $28,452.00 towards the cost of refurbishing Tenant's Premises. All work shall be performed by Landlord using standard building materials in accordance with Tenant's specifications as outlined on Exhibit "C-1 " (To be provided by Tenant). Tenant will be responsible for moving any workstations and/or communication equipment. All costs in excess of $28,452.00, will be paid by Tenant within thirty (30) days of Landlord's invoice.

                            SIXTH AMENDMENT TO LEASE
                          NATIONAL DATACOMPUTER, INC.
                                     Page 2

        EXCEPT as expressly set forth herein, the Lease as amended is hereby ratified and confirmed. This Sixth Amendment to Lease shall become effective October 1, 2000.



WITNESS our hands and seals this 14th day of August, 2000.

TENANT:                             LANDLORD:

NATIONAL DATACOMPUTER, INC.         THE MIDDLESEX TECHNOLOGY CENTER

                                    TRUST V

                                    BY:  THE GUTIERREZ COMPANY, MANAGING AGENT

By: ___________________________     By: ____________________________________
      Gerald S. Eilberg                 A. Cataldo, Executive Vice President

Its:  Chief Financial Officer